Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8920%



        Excess Protection Level
          3 Month Average  4.60%
          September, 1997  4.77%
          August, 1997  4.54%
          July, 1997  4.50%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.80%


        Base Rate                                   7.89%


        Over 35 Day Delinquency                     4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $30,549,822,447.26


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,759,687,928.77